Net Finance Costs	12 Months Ended
Mar. 31, 2019
Net Finance Costs
Net Finance Costs
8	NET FINANCE COSTS

	Year ended March 31
	2019	2018	2017
	(in thousands)
Interest on borrowings(*)	$33,530	$32,556	$25,828
Reclassification of cash flow hedge to consolidated statements of income	—	375	804
Total interest expense(*)	33,530	32,931	26,632
Capitalized interest on eligible film rights and content advances	(9,437)	(13,263)	(7,111)
Total finance costs	24,093	19,668	19,521
Less: Interest income
Unwinding of interest	(13,227)	(932)	—
Bank deposits	(3,192)	(923)	(2,365)
Total finance income	(16,419)	(1,855)	(2,365)

	$7,674	$17,813	$17,156

For the year ended March 31, 2019, the capitalization rate of interest was 10.21% (2018: 11.5% and 2017: 7.6%).

(*) includes interest expense in respect of financial liabilities classified at fair value through profit or loss $10,682 (2018: $4,338 and 2017: Nil) and significant discounting on long-term advance from customers $ 458 (2018: Nil)